MERRILL LYNCH
MASSACHUSETTS
MUNICIPAL
BOND FUND







FUND LOGO







Annual Report

July 31, 1995








This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011








TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%-7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
At the beginning of the Fund's fiscal year, conditions in the bond market caused us to become defensive and to look to reduce the volatility of the Fund's net asset value. As the backup in interest rates became extreme, we anticipated an improving situation for bonds and extended maturities through spring of 1995. As the bond market improved, we continued to believe that the Federal Reserve Board would need to relax monetary conditions to encourage growth, and the Fund participated in the resulting municipal bond market rally. After the Federal Reserve Board signaled a change in monetary policy by lowering interest rates, investors initially showed their approval. However, investor sentiment turned sharply negative and the market abruptly reversed course, causing a severe backup in interest rates. Nevertheless, our strategy of being fully invested in a generally declining interest rate environment produced a positive total return for our shareholders.

Municipal bond market yields, as measured by the Bond Buyer Revenue Bond Index, began and ended the year almost unchanged at 6.47% and 6.27%, respectively. This belies the tremendous fluctuations in yields during the year from a high of 7.37% to a low of 5.94%. During the year ended July 31, 1995, we attempted to take advantage of opportunities to purchase and hold securities which would benefit the Fund as long-term holdings. Many of the higher-yielding health care holdings, for example, represent value which investors in general have yet to recognize. We believe that this strategy will benefit shareholders over time.

Looking ahead, we are cautious regarding the prospects for a continuation of a bond market rally and may look for opportunities to seek to protect the Fund's net asset value.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


September 8, 1995





PERFORMANCE DATA



About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 5 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 5 and 6. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                               12 Month    3 Month
                                               7/31/95   4/30/95   7/31/94++   % Change++ % Change
Class A Shares*                                 $10.46    $10.36    $10.48       -0.19%     +0.97%
Class B Shares*                                  10.46     10.36     10.48       -0.19      +0.97
Class C Shares*                                  10.46     10.35     10.03       +4.29      +1.06
Class D Shares*                                  10.47     10.36     10.03       +4.39      +1.06
Class A Shares--Total Return*                                                    +5.35(1)   +2.30(2)
Class B Shares--Total Return*                                                    +4.82(3)   +2.17(4)
Class C Shares--Total Return*                                                    +8.13(5)   +2.24(6)
Class D Shares--Total Return*                                                    +8.70(7)   +2.37(8)
Class A Shares--Standardized 30-day Yield         5.13%
Class B Shares--Standardized 30-day Yield         4.84%
Class C Shares--Standardized 30-day Yield         4.73%
Class D Shares--Standardized 30-day Yield         5.03%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.554 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.139 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.502 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.361 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.406 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.137 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     2/28/92**         7/95

ML Massachusetts Municipal
Bond Fund++--Class A Shares*          $ 9,600        $12,338

ML Massachusetts Municipal
Bond Fund++--Class B Shares*          $10,000        $12,533

Lehman Brothers Municipal
Bond Index++++                        $10,000        $12,790

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                     10/21/94**        7/95

ML Massachusetts Municipal
Bond Fund++--Class C Shares*          $10,000        $10,713

ML Massachusetts Municipal
Bond Fund++--Class D Shares*          $ 9,600        $10,436

Lehman Brothers Municipal
Bond Index++++                        $10,000        $11,107

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Massachusetts Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the behalf of the Commonwealth of Massachusetts, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +7.33%         +3.04%
Inception (2/28/92)
through 6/30/95                            +7.65          +6.34

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +6.88%         +2.88%
Inception (2/28/92) through 6/30/95        +7.10          +6.85

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       +7.53%         +6.53%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +8.06%         +3.74%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                          Net Asset Value           Capital Gains
Period Covered          Beginning     Ending         Distributed       Dividends Paid*      % Change**
2/28/92-12/31/92         $10.00       $10.46              --                $0.542           +10.24%
1993                      10.46        11.22            $0.103               0.652           +14.79%
1994                      11.22         9.84              --                 0.571           - 7.33
1/1/95-7/31/95             9.84        10.46              --                 0.309           + 9.59
                                                        ------              ------
                                                  Total $0.103        Total $2.074

                                                      Cumulative total return as of 7/31/95: +28.52%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                          Net Asset Value           Capital Gains
Period Covered          Beginning     Ending         Distributed       Dividends Paid*      % Change**
2/28/92-12/31/92         $10.00       $10.46              --                $0.498           + 9.77%
1993                      10.46        11.22            $0.103               0.596           +14.21
1994                      11.22         9.84              --                 0.518           - 7.80
1/1/95-7/31/95             9.84        10.46              --                 0.279           + 9.28
                                                        ------              ------
                                                  Total $0.103        Total $1.891

                                                      Cumulative total return as of 7/31/95: +26.33%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
CARS           Complementary Auction Rate Securities
HFA            Housing Finance Agency
INFLOS         Inverse Floating Rate Municipal Bonds
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

Massachusetts--95.3%
BBB      Baa1       $   865   Boston, Massachusetts, Industrial Development Financing Authority,
                              Sewer Facility Revenue Bonds (Harbor Electric Energy Company Project),
                              AMT, 7.375% due 5/15/2015                                                           $  904

NR*      Baa          1,000   Greater New Bedford, Massachusetts, Regional Refuse Management
                              District Revenue Bonds (Massachusetts Landfill), AMT, 5.875% due
                              5/01/2013                                                                              957

                              Massachusetts Bay Transportation Authority Revenue Bonds (Massachusetts
                              General Transportation Systems), Series A:
A+       A1           1,500     7% due 3/01/2021                                                                   1,686
A+       A1           2,000     Refunding, 7% due 3/01/2011                                                        2,248

AAA      Aaa          1,000   Massachusetts Education Loan Authority, Educational Loan Revenue Bonds,
                              AMT, Series A, Issue E, 7.375% due 1/01/2012 (b)                                     1,088

                              Massachusetts State Health and Educational Facilities Authority
                              Revenue Bonds:
AAA      Aaa          2,000     (Beth Israel), INFLOS, 8.015% due 7/01/2025 (b)(f)                                 1,895
AAA      Aaa          3,030     (Boston College), Series J, 6.625% due 7/01/2021 (e)                               3,183
A        A1           1,000     (Brigham and Women's Hospital), Series C, 7% due 6/01/2018                         1,063
A        A1           2,520     (Brigham and Women's Hospital), Series C, 6.75% due 6/01/2021                      2,598
A1+      VMIG1++        200     (Capital Asset Program), VRDN, Series C, 3.75% due 7/01/2005 (a)(d)                  200
AAA      Aaa          5,150     (Central Massachusetts Medical Center), CARS, Series B, 8.88% due
                                6/23/2022 (b)(f)                                                                   5,556
AAA      Aaa          2,500     (Newton Wellesley Hospital), Series D, 7% due 7/01/2015 (d)                        2,701
AAA      Aaa          1,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)                      1,058
NR*      Ba           1,000     Refunding (New England Memorial Hospital), Series B, 6.125% due
                                7/01/2013                                                                            807
AAA      Aaa          1,000     Refunding (Stonehill College), Series E, 6.60% due 7/01/2020 (d)                   1,062
NR*      A            2,335     Refunding (Wheaton College), Series C, 5.25% due 7/01/2019                         2,095
BBB      Baa1         2,000     (Sisters of Providence Health Systems), Series A, 6.625% due
                                11/15/2022                                                                         1,890

A+       A1           2,000   Massachusetts State, HFA, Housing Projects, Revenue Refunding
                              Bonds, Series A, 6.375% due 4/01/2021                                                1,993

                              Massachusetts State, HFA, Revenue Bonds (Residential Development) (c):
AAA      Aaa          2,690     Series C, 6.875% due 11/15/2011                                                    2,825
AAA      Aaa          5,000     Series C, 6.90% due 11/15/2021                                                     5,210
AAA      Aaa          1,000     Series D, Section 8, 6.875% due 11/15/2021                                         1,040

                              Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT:
A+       Aa           1,700     Series 38, 7.20% due 12/01/2026                                                    1,794
A+       Aa           2,000     Series 40, 6.65% due 12/01/2027                                                    2,026



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                            Issue                                                    (Note 1a)

Massachusetts (concluded)
BBB      Baa2       $ 1,000   Massachusetts State Industrial Finance Agency, PCR, Refunding (Boston
                              Edison Company Project), Series A, 5.75% due 2/01/2014                              $  915

                              Massachusetts State Industrial Finance Agency Revenue Bonds:
AAA      Aaa          1,000     (Babson College), Series A, 6.50% due 10/01/2022 (d)                               1,056
AAA      Aaa          3,175     (Brandeis University), Series C, 6.80% due 10/01/2019 (d)                          3,403
A+       A1           1,795     Refunding (Holy Cross College-II), 6.375% due 11/01/2015                           1,843

A1+      VMIG1++      2,400   Massachusetts State Municipal Wholesale Electric Company, Power
                              Supply System Revenue Bonds, VRDN, Series C, 3.65% due 7/01/2019 (a)                 2,400

A1+      P1             100   Massachusetts State Port Authority Revenue Refunding Bonds, VRDN,
                              Series A, 3.60% due 7/01/2015 (a)                                                      100

A+       A1           3,000   Massachusetts State Turnpike Authority, Revenue Refunding Bonds,
                              Series A, 5% due 1/01/2020                                                           2,590

AA-      Aa           1,680   Massachusetts State Water Pollution Abatement Trust, Revenue Secured
                              Loan Program, Series A, 6.375% due 2/01/2015                                         1,744

                              Massachusetts State Water Resource Authority Revenue Bonds:
A        A            2,000     Refunding, Series C, 6% due 12/01/2011                                             2,029
A        A            6,000     Series A, 6.50% due 7/15/2019                                                      6,331

AAA      Aaa          1,210   Southern Berkshire, Massachusetts, Regional School District Revenue
                              Bonds, UT, 7% due 4/15/2011 (d)                                                      1,327

NR*      Baa          1,500   Springfield, Massachusetts, School Project, Loan Revenue Bonds,
                              Series B, 7.10% due 9/01/2011                                                        1,599


Guam--1.3%


BBB      NR*          1,000   Guam Power Authority Revenue Bonds, Series A, 6.75% due 10/01/2024                   1,012

Total Investments (Cost--$70,897)--96.6%                                                                          72,228

Other Assets Less Liabilities--3.4%                                                                                2,512
                                                                                                                 -------
Net Assets--100.0%                                                                                               $74,740
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)AMBAC Insured.
(c)FNMA Collateralized.
(d)MBIA Insured.
(e)FGIC Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


See Notes to Financial Statements.


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$70,896,692) (Note 1a)                          $ 72,227,723
                    Cash                                                                                           5,360
                    Receivables:
                      Securities sold                                                      $  2,478,604
                      Interest                                                                  897,018
                      Beneficial interest sold                                                   35,005        3,410,627
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      16,337
                    Prepaid registration fees and other assets (Note 1e)                                          15,675
                                                                                                            ------------
                    Total assets                                                                              75,675,722
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              727,330
                      Dividends to shareholders (Note 1f)                                        71,212
                      Investment adviser (Note 2)                                                33,258
                      Distributor (Note 2)                                                       27,299          859,099
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        77,006
                                                                                                            ------------
                    Total liabilities                                                                            936,105
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 74,739,617
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     63,368
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        639,665
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          4,131
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          7,171
                    Paid-in capital in excess of par                                                          74,267,863
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                  (1,500,835)
                    Accumulated distribution in excess of realized capital
                    gains--net                                                                                   (72,777)
                    Unrealized appreciation on investments--net                                                1,331,031
                                                                                                            ------------
                    Net assets                                                                              $ 74,739,617
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $6,630,045 and 633,679
                             shares of beneficial interest outstanding                                      $      10.46
                                                                                                            ============
                    Class B--Based on net assets of $66,927,212 and 6,396,651
                             shares of beneficial interest outstanding                                      $      10.46
                                                                                                            ============
                    Class C--Based on net assets of $431,940 and 41,312 shares
                             of beneficial interest outstanding                                             $      10.46
                                                                                                            ============
                    Class D--Based on net assets of $750,420 and 71,707 shares
                             of beneficial interest outstanding                                             $      10.47
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  4,976,833
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    433,979
                    Account maintenance and distribution fees--Class B (Note 2)                 355,433
                    Printing and shareholder reports                                             67,718
                    Professional fees                                                            65,355
                    Transfer agent fees--Class B (Note 2)                                        51,090
                    Accounting services (Note 2)                                                 49,939
                    Registration fees (Note 1e)                                                  22,306
                    Amortization of organization expenses (Note 1e)                              10,370
                    Custodian fees                                                                7,070
                    Pricing fees                                                                  5,654
                    Transfer agent fees--Class A (Note 2)                                         4,526
                    Trustees' fees and expenses                                                   4,034
                    Account maintenance and distribution fees--Class C (Note 2)                     917
                    Account maintenance fees--Class D (Note 2)                                      322
                    Transfer agent fees--Class D (Note 2)                                           214
                    Transfer agent fees--Class C (Note 2)                                           129
                    Other                                                                         5,697
                                                                                           ------------
                    Total expenses before reimbursement                                       1,084,753
                    Reimbursement of expenses (Note 2)                                          (22,680)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,062,073
                                                                                                            ------------
                    Investment income--net                                                                     3,914,760
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,500,843)
Unrealized          Change in unrealized appreciation on investments--net                                        989,418
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  3,403,335
(Notes 1b, 1d                                                                                               ============
& 3):

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $  3,914,760     $  4,128,004
                    Realized gain (loss) on investments--net                                 (1,500,843)          21,770
                    Change in unrealized appreciation on investments--net                       989,418       (3,726,694)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,403,335          423,080
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (398,237)        (441,160)
Shareholders          Class B                                                                (3,492,562)      (3,686,844)
(Note 1f):            Class C                                                                    (7,152)              --
                      Class D                                                                   (16,809)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (119,994)
                      Class B                                                                        --       (1,037,479)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (7,544)
                      Class B                                                                        --          (65,233)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,914,760)      (5,358,254)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                         (9,552,246)      11,216,720
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (10,063,671)       6,281,546
                    Beginning of year                                                        84,803,288       78,521,742
                                                                                           ------------     ------------
                    End of year                                                            $ 74,739,617     $ 84,803,288
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                                 Class A
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                                         1992++ to
                                                                                For the Year Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                          1995       1994      1993        1992
Per Share           Net asset value, beginning of period                      $  10.48   $  11.07   $  10.68    $  10.00
Operating                                                                     --------   --------   --------    --------
Performance:        Investment income--net                                         .56        .58        .63         .25
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.02)      (.43)       .42         .68
                                                                              --------   --------   --------    --------
                    Total from investment operations                               .54        .15       1.05         .93
                                                                              --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                                      (.56)      (.58)      (.63)       (.25)
                      Realized gain on investments--net                             --       (.15)      (.03)         --
                      In excess of realized gain on investments--net                --       (.01)        --          --
                                                                              --------   --------   --------    --------
                    Total dividends and distributions                             (.56)      (.74)      (.66)       (.25)
                                                                              --------   --------   --------    --------
                    Net asset value, end of period                            $  10.46   $  10.48   $  11.07    $  10.68
                                                                              ========   ========   ========    ========

Total Investment    Based on net asset value per share                           5.35%      1.26%     10.08%       9.44%+++
Return:**                                                                     ========   ========   ========    ========

Ratios to           Expenses, net of reimbursement                                .88%       .62%       .42%        .12%*
Average                                                                       ========   ========   ========    ========
Net Assets:         Expenses                                                      .91%       .85%       .95%       1.16%*
                                                                              ========   ========   ========    ========
                    Investment income--net                                       5.42%      5.33%      5.75%       5.82%*
                                                                              ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)                  $  6,630   $  8,367  $   7,093    $  4,828
Data:                                                                         ========   ========   ========    ========
                    Portfolio turnover                                          89.62%     72.13%     39.37%      18.86%
                                                                              ========   ========   ========    ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                               Class B
                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                                         1992++ to
                                                                                For the Year Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                          1995      1994       1993        1992
Per Share           Net asset value, beginning of period                      $  10.48   $  11.07   $  10.68    $  10.00
Operating                                                                     --------   --------   --------    --------
Performance:        Investment income--net                                         .50        .53        .57         .23
                    Realized and unrealized gain (loss) on
                    investments--net                                              (.02)      (.43)       .42         .68
                                                                              --------   --------   --------    --------
                    Total from investment operations                               .48        .10        .99         .91
                                                                              --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                                      (.50)      (.53)      (.57)       (.23)
                      Realized gain on investments--net                             --       (.15)      (.03)         --
                      In excess of realized gain on investments--net                --       (.01)        --          --
                                                                              --------   --------   --------    --------
                    Total dividends and distributions                             (.50)      (.69)      (.60)       (.23)
                                                                              --------   --------   --------    --------
                    Net asset value, end of period                            $  10.46   $  10.48   $  11.07    $  10.68
                                                                              ========   ========   ========    ========

Total Investment    Based on net asset value per share                           4.82%       .75%      9.53%       9.22%+++
Return:**                                                                     ========   ========   ========    ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                    .89%       .62%       .43%        .12%*
Net Assets:                                                                   ========   ========   ========    ========
                    Expenses, net of reimbursement                               1.39%      1.12%       .93%        .62%*
                                                                              ========   ========   ========    ========
                    Expenses                                                     1.42%      1.36%      1.45%       1.68%*
                                                                              ========   ========   ========    ========
                    Investment income--net                                       4.91%      4.83%      5.24%       5.32%*
                                                                              ========   ========   ========    ========

Supplemental        Net assets, end of period (in thousands)                  $ 66,927   $ 76,436   $ 71,429    $ 38,947
Data:                                                                         ========   ========   ========    ========
                    Portfolio turnover                                          89.62%     72.13%     39.37%      18.86%
                                                                              ========   ========   ========    ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                          For the Period
from information provided in the financial statements.                                          October 21, 1994++
                                                                                                  to July 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C          Class D
Per Share           Net asset value, beginning of period                                       $  10.03         $  10.03
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .37              .42
                    Realized and unrealized gain on investments--net                                .43              .44
                                                                                               --------         --------
                    Total from investment operations                                                .80              .86
                                                                                               --------         --------
                    Less dividends from investment income--net                                     (.37)            (.42)
                                                                                               --------         --------
                    Net asset value, end of period                                             $  10.46         $  10.47
                                                                                               --------         --------

Total Investment    Based on net asset value per share                                            8.13%+++         8.70%+++
Return:**                                                                                      ========         ========


Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .96%*            .94%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.56%*           1.04%*
                                                                                               ========         ========
                    Expenses                                                                      1.56%*           1.04%*
                                                                                               ========         ========
                    Investment income--net                                                        4.68%*           5.22%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $    432         $    750
Data:                                                                                          ========         ========
                    Portfolio turnover                                                           89.62%           89.62%
                                                                                               ========         ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1995, FAM earned fees of $433,979, of which $22,680 was voluntarily waived.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund' s Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $189         $1,838
Class D                                  $621         $6,434


For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $294,149 and $73 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $66,125,029 and $78,274,484, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:

                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $ (1,058,390)  $  1,331,031
Financial futures contracts          (442,453)            --
                                 ------------   ------------
Total                            $ (1,500,843)  $  1,331,031
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,331,031, of which $2,066,959 related to appreciated securities and $735,928 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $70,896,692.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(9,552,246) and $11,216,720 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares
for the Year Ended                                  Dollar
July 31, 1995                         Shares        Amount

Shares sold                           117,446   $  1,163,219
Shares issued to share-
holders in reinvestment
of dividends                           15,843        174,421
                                  -----------   ------------
Total issued                          133,289      1,337,640
Shares redeemed                      (298,026)    (3,003,666)
                                  -----------   ------------
Net decrease                         (164,737)  $ (1,666,026)
                                  ===========   ============



Class A Shares
for the Year Ended                                  Dollar
July 31, 1994                         Shares        Amount

Shares sold                           307,747   $  3,438,464
Shares issued to share-
holders in reinvestment
of dividends and
distributions                          19,821        217,018
                                  -----------   ------------
Total issued                          327,568      3,655,482
Shares redeemed                      (169,861)    (1,887,059)
                                  -----------   ------------
Net increase                          157,707   $  1,768,423
                                  ===========   ============

Class B Shares
for the Year Ended                                  Dollar
July 31, 1995                         Shares        Amount

Shares sold                           958,141   $  9,838,263
Shares issued to share-
holders in reinvestment
of dividends                          184,447      1,882,663
                                  -----------   ------------
Total issued                        1,142,588     11,720,926
Shares redeemed                    (2,039,329)   (20,760,936)
                                  -----------   ------------
Net decrease                         (896,741)  $ (9,040,010)
                                  ===========   ============



Class B Shares
for the Year Ended                                  Dollar
July 31, 1994                         Shares        Amount

Shares sold                         1,809,726   $ 19,990,791
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         254,694      2,796,404
                                  -----------   ------------
Total issued                        2,064,420     22,787,195
Shares redeemed                    (1,222,971)   (13,338,898)
                                  -----------   ------------
Net increase                          841,449   $  9,448,297
                                  ===========   ============



Class C Shares for the
Period Oct. 21, 1994++ to                           Dollar
July 31, 1995                         Shares        Amount

Shares sold                            67,137   $    696,018
Shares issued to share-
holders in reinvestment
of dividends                              528          5,534
                                  -----------   ------------
Total issued                           67,665        701,552
Shares redeemed                       (26,353)      (280,287)
                                  -----------   ------------
Net increase                           41,312   $    421,265
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the
Period Oct. 21, 1994++ to                           Dollar
July 31, 1995                         Shares        Amount

Shares sold                            78,584    $   802,915
Shares issued to share-
holders in reinvestment
of dividends                              312          3,255
                                  -----------   ------------
Total issued                           78,896        806,170
Shares redeemed                        (7,189)       (73,645)
                                  -----------   ------------
Net increase                           71,707   $    732,525
                                  ===========   ============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $1,315,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Massachusetts Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 1992 (commencement of operations) to July 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Massachusetts Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1995
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Massachusetts Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions during the year.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863